PYXIS FUNDS II

Supplement dated October 1, 2012 to

the Summary Prospectus for each of Pyxis International Equity Fund and Pyxis Global Equity Fund

and the Pyxis Funds II Prospectus and Statement of Additional Information,

each dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

The following information supplements and supersedes any information to the contrary relating to Pyxis International Equity Fund (the “Fund”) and Pyxis Global Equity Fund, each a series of Pyxis Funds II (the “Trust”), contained in their Prospectus and Statement of Additional Information, each dated and supplemented as noted above.

Pyxis Capital, L.P. (the “Adviser”) has determined, after additional consideration and consultation with the Trust’s Board of Trustees (the “Board”), not to consummate the reorganization of the Fund into Pyxis Global Equity Fund approved by the Board at its meeting held on September 13-14, 2012 (the “Proposed Consolidation”) on or around September 30, 2012, as initially contemplated. The Adviser and the Board will consider whether any action, including the Proposed Consolidation, should be taken with respect to the Fund at a later date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.